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                                                                   Exhibit 10(a)


                                                                  EXECUTION COPY

                                AMENDMENT NO.1 TO

                         THE ELDER-BEERMAN MASTER TRUST

                         POOLING AND SERVICING AGREEMENT

                  AMENDMENT NO. 1 TO THE ELDER-BEERMAN MASTER TRUST POOLING AND SERVICING AGREEMENT, dated as of May 19, 2000 among the THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation (the "SERVICER") and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "TRUSTEE").

                  PRELIMINARY STATEMENTS
                  ----------------------

                  (1). The Transferor, the Servicer and the Trustee entered into that certain Elder-Beerman Master Trust Pooling and Servicing Agreement dated as of December 19, 1997 (the "POOLING AND SERVICING AGREEMENT"). All capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                  (2). Simultaneously herewith, the Transferor, the Servicer and the Trustee have entered into the Elder-Beerman Master Trust Series 2000-1 Supplement (the "SERIES 2000-1 SUPPLEMENT") pursuant to which a new Series of Investor Certificates known as the "Series 2000-1 Certificates" has been created.

                  (3) Simultaneously herewith, the Series 2000-1 Certificates are being issued pursuant to the Series 2000-1 Certificate Purchase Agreement among the El-Bee Receivables Corporation, as Seller, Corporate Receivables Corporation, EagleFunding Capital Corporation and the other commercial paper conduits from time to time party thereto, as Conduit Purchasers (the "CONDUIT PURCHASERS"), Citibank, N.A., EagleFunding Capital Corporation and the other financial institutions from time to time party thereto, as Committed Purchasers (the "COMMITTED PURCHASERS"), Citicorp North America, Inc., FleetBoston Robertson Stephens Inc. and the other financial institutions from time to time party thereto, as Managing Agents (the "MANAGING AGENTS"), Citicorp North America, Inc., as Program Agent for the Purchasers (the "PROGRAM AGENT") and the Trustee (the "CERTIFICATE PURCHASE AGREEMENT").

                  (4) In connection with the issuance of the Series 2000-1 Certificates pursuant to the Certificate Purchase Agreement, the parties hereto have agreed to make certain amendments to the Pooling and Servicing Agreement upon the terms and conditions and as set forth herein.

         SECTION 1. AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT. The Pooling and Servicing Agrement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:


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         (a) The definition of "CREDIT AGREEMENT" in Section 1.01 thereof is hereby deleted in its entirety and replaced by the following:

                  "CREDIT AGREEMENT" means the Amended and Restated Credit Agreement dated as of May 19, 2000 among the Parent, the lenders party thereto, Citibank, N.A., as Issuer and Citicorp USA, Inc., as Agent and Swing Loan Bank, as the same may be amended, supplemented, modified, restated, replaced or refinanced from time to time.

         (b) Clause (ii) of the definition of "ELIGIBLE ACCOUNT" in Section 1.01 thereof is hereby deleted in its entirety and replaced by the following:

                  (ii) such Account has been originated in connection with the extension of credit to an Obligor whose application for the extension of credit was processed through any Originator or an Affiliate of such Originator, or such Account has been acquired by any Originator from a third party subject to the approval of the Majority in Interest, and determined by such Originator to be in compliance with the Cardholder Guidelines, including those relating to the extension of credit;

         (c) Clause (ix) of the definition of "ELIGIBLE RECEIVABLE" in Section
1.01 thereof is hereby deleted in its entirety and replaced by the following:

                  (ix) the Obligor of such Receivable has been directed to remit payments with respect thereto to a Collection Account;

         (d) The definition of "ELIGIBLE RECEIVABLE" in Section 1.01 thereof is hereby amended by adding the following new clause (xii):

                  (xii) such Receivable is not more than 180 days past due.

         (e) The definition of "INTERCREDITOR AGREEMENT" in Section 1.01 thereof is hereby deleted in its entirety and replaced with the following:

                  "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of May 19, 2000 among Citicorp North America, Inc., as Program Agent, The El-Bee Receivables Corporation, as Transferor, The El-Bee Chargit Corp., as Originator and Servicer, The Elder-Beerman Stores Corp., as Borrower (as defined in the Credit Agreement) and Originator, Bankers Trust Company, as Trustee and Cititcorp USA, Inc., as Bank Agent, as the same may be amended, supplemented or otherwise modified from time to time.

         (f) Section 2.05(t) thereof is hereby deleted in its entirety and replaced with the following:

                  (t) CARDHOLDER AGREEMENTS AND CARDHOLDER GUIDELINES. The Transferor shall enforce the covenant in each Purchase Agreement requiring the related Originator



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                  to comply with and perform its obligations under the
                  Cardholder Agreements relating to the Accounts and the Cardholder Guidelines. The Transferor may permit any Originator to change the terms and provisions of the Cardholder Agreements or the Cardholder Guidelines in any respect (including the reduction of the required minimum monthly payment, the calculation of the amount, or the timing of charge-offs and the periodic finance charges and other fees to be assessed thereon), unless such change would have a Material Adverse Effect; provided, however, that the Transferor may not permit an Originator to change the required minimum monthly payment, the underwriting criteria or periodic finance charge or the calculation of the amount or the timing of charge-offs (collectively, a "YIELD CHANGE") unless, after five Business Days' prior written notice to the Rating Agency of a Yield Change, the Rating Agency shall have provided written notice to the Transferor that the Rating Agency Condition shall be satisfied or unless such Yield Change is mandated by applicable law. The Transferor will not rescind or cancel, or permit the recission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, (a) the Program Agent shall have received counterparts of this Amendment executed by all of the parties hereto; (b) each of the conditions precedent set forth in Section
4.01 of the Certificate Purchase Agreement shall have either been fulfilled or waived in accordance with the terms thereof; (c) the Program Agent and the Trustee shall have received all of the documents, in form and substance satisfactory to the Program Agent and the Trustee and in sufficient copies as indicated by the Program Agent and the Trustee, required for the issuance of a new Series pursuant to the Pooling and Servicing Agreement and (d) the Program Agent, the Managing Agents and the Trustee shall have received all fees and expenses due and payable in connection with the issuance of the Series 2000-1 Certificates.

         SECTION 3. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS.

         (a) On and after the effectiveness of this Amendment, each reference in the Pooling and Servicing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Pooling and Servicing Agreement, and each reference in the Transaction Documents to the "Pooling and Servicing Agreement", "thereunder", "thereof" or words of like import referring to the Pooling and Servicing Agreement shall mean and be a reference to such Pooling and Servicing Agreement, as amended by this Amendment.

         (b) The Pooling and Servicing Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Transaction Documents, nor constitute a waiver of any provision of the Transaction Documents.



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         SECTION 4. COSTS AND EXPENSES. The Transferor agrees to pay on demand all costs and expenses of the Program Agent and the Trustee in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Series 2000-1 Supplement and the Certificate Purchase Agreement and the other instruments and documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and expenses of counsel for the Program Agent and the Trustee.

         SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         THE EL-BEE RECEIVABLES
                                         CORPORATION

                                         By:  /s/ Scott J. Davido
                                            ----------------------------
                                         Name:   Scott J. Davido
                                         Title:  President


                                         THE EL-BEE CHARGIT CORP.

                                         By:  /s/ Scott J. Davido
                                            ----------------------------
                                         Name:   Scott J. Davido
                                         Title:  Senior Vice President,
                                                  Treasurer and Secretary


                                         BANKERS TRUST COMPANY,
                                         not in its individual capacity
                                         but solely as Trustee

                                         By:  /s/ Louis Bodi
                                            ----------------------------
                                         Name:   Louis Bodi
                                         Title:  Vice President







SIGNATURE PAGE TO AMENDMENT NO.1
TO POOLING AND SERVICING AGREEMENT